Exhibit 10.9

                                    EXHIBIT I

                      (To be Executed by Registered Holder
                         in order to Convert Debenture)

                                CONVERSION NOTICE
                                       FOR
                6% SENIOR CONVERTIBLE DEBENTURE DUE MAY 22, 2005

                  The undersigned, MITCHELL RUBENSTEIN AND LAURIE SILVERS as joint tenants by the entirety, as Holder of the 6% Senior Convertible Debenture Due May 22, 2005 of HOLLYWOOD MEDIA CORP. (the "Company"), No. 4, in the outstanding principal amount of $500,000 (the "Debenture"), hereby elects to convert ALL of the outstanding principal amount of the Debenture into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below.

         Date of Conversion:  August 20, 2004

         Principal Amount of Debentures to be converted:  $500,000

         Tax ID Number (If applicable):  on file

Please confirm the following information:

         Conversion Price:  $3.05 per Share

         Number of shares of Common Stock to be issued:  163,935 SHARES

         Is the Variable Price being relied on pursuant to Section 6(c) of the Debenture?

         (check one)  YES ____ No _X_

         Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to: Mitchell Rubenstein and Laurie Silvers as joint tenants by the entirety

         Address:  home address - on file

         Telephone Number:

         Facsimile Number:

         Authorization (SIGNATURE) :  /s/ Mitchell Rubenstein
                        ---------   --------------------------------------------

         By (PRINT NAME) : Mitchell Rubenstein
             ----------

         Authorization (SIGNATURE) :  /s/ Laurie Silvers
                        ---------   --------------------------------------------

         By (PRINT NAME) : Laurie Silvers
             ----------

         Dated:  August 20, 2004

                                 ACKNOWLEDGMENT


         HOLLYWOOD MEDIA CORP. (the "Company") hereby acknowledges this Conversion Notice by MITCHELL RUBENSTEIN AND LAURIE SILVERS as joint tenants by the entirety and hereby directs American Stock Transfer & Trust Co. to issue the above indicated 163,935 shares of Common Stock in accordance with the attached Conversion Notice and further instructions to be sent by the Company's legal counsel including directions as to restrictive legends due to registration requirements and exemptions under securities laws if applicable.

In accordance with said Instructions, the stock certificates for such shares may be issued.


                                             HOLLYWOOD MEDIA CORP.


                                             By:  /s/ Mitchell Rubenstein
                                                  ------------------------------
                                             Name: Mitchell Rubenstein
                                             Title: Chief Executive Officer

Dated:  August 20, 2004